Confidential & Proprietary 1 Wabtec 3rd Quarter 2021 Financial Results & Company Highlights October 27, 2021

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, supply chain disruptions, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2021 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt, cash conversion rate and book-to-bill ratio. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines book-to-bill ratio as new orders divided by sales. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

3 Today’s participants Rafael Santana President & Chief Executive Officer John Olin Executive Vice President & Chief Financial Officer Kristine Kubacki Vice President, Investor Relations PRESENTERS INVESTOR RELATIONS

4 3Q 2021 overview (1) 3rd quarter cash from operations was positively impacted by securitization of accounts receivable of $2M. SALES ADJUSTED OPERATING MARGIN ADJUSTED EARNINGS PER SHARE CASH FROM OPERATIONS (1) BACKLOG $1.14 GAAP: $0.69 $1.91B 17.0% $244M $21.84B • Delivered 130 bps of adj. margin expansion … improvement across both segments despite significant increase in costs • Achieved $250M synergy run-rate … continued focus on lean & cost initiatives to help mitigate broad based inflation • Robust YTD cash flow from operations of $759M … 103% cash conversion • Returning capital to shareholders … executed $199M share buyback & $23M in dividends • Strong backlog provides visibility 3Q 2021 HIGHLIGHTS GAAP: 11.4% Positive momentum … executing on long-term strategy Solid execution … margin expansion & strong cash flow Up 2.2% YoY

5 Market outlook Average North American Parked Locomotives Key Assumptions YTD Global Freight Volumes 2018 2019 2020 2021 YoY North American Rail Volumes (5.9%) (17.7%) (6.4%) 3.2% 5.1% 20.2% 0.0% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0% 5% 10% 15% 20% 25% Kazakhstan Russia China Brazil India Y T D V o lu m e v s . 2 0 2 0

Leading decarbonization and enhanced utilization of rail Energy management / charging solutions Weight reduction Dust reduction Reduction in fuel & emissions Driving the transition to a more efficient, utilized, zero-emission rail network World’s 1st heavy-haul battery-electric locomotive 7+MWh … Up to 30%  fuel and emissions Trip Optimizer … intelligent cruise control 500K tons of CO2 emission  per year Greener HVAC systems Up to 30%  energy use on train Improved friction braking systems 90%  particle emissions on metro trains Our next generation rail solutions Customer needs Network velocity and automation

3Q 2021 wins

FREIGHT

- Strategic orders for FLXdrive
- North American mods orders
- International locomotive kits
- Class I long-term service agreement
- International Digital order … LOCOTROL, Trip Optimizer, GoLINC

TRANSIT

- Power collection order for ~600 metro cars in Germany
- HVAC order for ~400 metro cars in Switzerland
- Services contract for ~700 metro cars in UK

Capturing profitable, growing demand for rail solutions

8 RISING COSTS IMPACTING MARGINS MITIGATING ACTIONS Executing in a dynamic environment – supply chain disruptions, escalating costs and labor shortages 3Q Impacts • Revenue impacted 2-3% • Costs up $15-20M Future Impacts Costs expected to increase over next few quarters as costs fully flow through inventory & purchase contracts Demonstrated ability to navigate evolving cost and demand SUPPLY DISRUPTI ONS IMPACTING REVENUE • Broad-based inflation • Escalating metals/commodities costs • Sharply rising transportation & logistics costs • Labor costs increasing • Lower manufacturing efficiencies • Component shortages • Chip shortages • Labor availability • Triggering price escalations in long-term contracts • Implementing price surcharges • Driving operational productivity • Lean actions • Sourcing-led cost mitigation • Adjusting sourcing locations • Discretionary spend management • Flexible hiring & retention practices • Accelerating integration synergies where possible

9 3Q 2021 financial summary SALES 2021 OPERATING INCOME 2021 EPS 2021 Adj2020 Adj(3) 2021 2020 2021 Adj2020 Adj(2) $1.91B $217M $0.69 $1.87B $293M $325M $0.95 $1.14 Adj. Margin(1) 15.7% 17.0% (1) 3Q 2020 GAAP operating margin was 11.1% and 3Q 2021 GAAP operating margin was 11.4%. (2) 3Q 2020 GAAP operating income was $206.7 million. (3) 3Q 2020 GAAP EPS was $0.67. Increased sales and margin expansion despite supply chain disruptions, rising costs and labor shortages 2.2% Increase 1.3 pts of Margin Expansion 20.0% Increase

10 3Q 2021 Freight segment performance PRODUCT LINE YoY Equipment (5.7%) Lower deliveries of locomotives in NA, largely offset by higher mining sales Components 6.7% Increasing OE railcar & aftermarket demand … improving industrial activity Services 13.6% Positive freight trends, unparking of locos … Nordco acquisition Digital Electronics (3.6%) Gradual recovery in customer capex, offset by supply chain volatility SALES 2021 OPERATING INCOME 2021 BACKLOG 3Q212Q212020 2021 Adj2020 Adj(2) $1.30B $195M $1.24B $234M $266M(3) (4) $17.84B $18.21B(4) 18.9% 20.6% 4.7% (1) 3Q 2020 Freight GAAP segment margin was 12.9% and 3Q 2021 Freight GAAP segment margin was 15.1%. (2) 3Q 2020 Freight GAAP segment operating income was $160.2 million. (3) Freight segment income was adjusted by the following expenses: $3.4 million for restructuring and transaction costs and $67.6 million for amortization expenses. (4) Freight segment operating income was positively impacted by below market intangible amortization of $16.3 million, up $3.8 million from 3Q 2020. (5) Foreign exchange rates positively impacted Freight sales by $7.5 million. Foreign exchange rates had a negative $21.1 million impact on segment backlog. Adj Margin(1)

11 3Q 2021 Transit segment performance PRODUCT LINE YoY OE (5.3%) Delayed spending due to COVID Aftermarket 0.1% Positive ridership trends, but still below pre-COVID levels SALES 2021 OPERATING INCOME 2021 BACKLOG 3Q212Q212020 2021 Adj2020 Adj(2) $612M $44M $628M $75M $77M(3) $3.69B $3.63B(4) 12.0% 12.5% (1) 3Q 2020 Transit GAAP segment margin was 10.2% and 3Q 2021 Transit GAAP segment margin was 7.2%. (2) 3Q 2020 Transit GAAP segment operating income was $64.1 million. (3) Transit Segment operating income was adjusted by $27.7 million for restructuring expenses and $4.9 million for amortization expenses. (4) Foreign exchange positively impacted Transit sales by $15.1 million. Foreign exchange rates had a negative $59.3 million impact on segment backlog. Adj Margin(1) 2.5%

12 Resilient business allows for execution on financial priorities FOCUSED ON CASH CONVERSION(1) 2021 YTD2020 YTD $458M $759M Cash from Ops Strong cash generation… improving cash conversion YTD Capex of $23M in 3Q … $79M year-to-date STRONG FINANCIAL POSITION 3Q213Q20 $3.6B Net Debt $3.7B Adjusted net leverage improved... committed to maintaining investment grade ratings Strengthening balance sheet… strong liquidity of $1.62B Robust cash generation; investing in high-return opportunities to drive growth Adj leverage 2.7x RETURN CAPITAL TO SHAREHOLDERS 2021 YTD2020 YTD $200M $105M Deploying capital to execute on strategic priorities Returning capital to shareholders … repurchased $199M shares in 3Q & paid dividends of $23M Adj leverage 2.6x 103% cash conv (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus depreciation & amortization. 68% cash conv $69M $69M Share repurchase Dividends

13 2021 financial guidance (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus depreciation & amortization Key assumptions • Adjusted SG&A ~12.25% • Depreciation ~$205M • Amortization ~$290M • Interest ~$180M • Tax rate ~26% • Capex ~$120M Prior 2021 Guidance (as of 2Q21 earnings call) Updated 2021 Guidance REVENUES $7.90B to $8.20B $7.90B to $8.05B GAAP EPS $2.87 to $3.07 $2.87 to $2.97 ADJUSTED EPS $4.15 to $4.35 $4.20 to $4.30 CASH CONVERSION(1) >90% >90%

What you’ve heard Creating value for customers … leading decarbonization and utilization of rail through innovative, low-carbon technologies Leveraging significant installed base … resilient business model Navigating dynamic supply chain and cost environment Driving margin expansion … accelerated realization of synergies …but cautious as we close out 2021 Generating strong cash flow with disciplined capital allocation … improving ROIC and shareholder returns Strong execution … strong foundation for growth and increased shareholder value

16 Appendix

17 Income statement Appendix A ( 1 of 2)

18 Appendix A ( 2 of 2) Income statement (cont.) 2021 2020 2021 2020 Segment Information Freight Net Sales 1,295.0$ 1,237.3$ 3,814.2$ 3,743.0$ Freight Income from Operations 195.2$ 160.2$ 510.2$ 463.4$ Freight Operating Margin 15.1% 12.9% 13.4% 12.4% Transit Net Sales 611.9$ 627.8$ 1,935.2$ 1,789.4$ Transit Income from Operations 43.9$ 64.1$ 159.3$ 172.9$ Transit Operating Margin 7.2% 10.2% 8.2% 9.7% Backlog Information (Note: 12-month is a sub-set of total) September 30, 2021 June 30, 2021 Freight Total 18,211.0$ 17,836.3$ Transit Total 3,632.5 3,693.3 Wabtec Total 21,843.5$ 21,529.6$ Freight 12-Month 4,060.2$ 4,098.1$ Transit 12-Month 1,647.5 1,724.8 Wabtec 12-Month 5,707.7$ 5,822.9$ September 30, September 30, CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Nine Months Ended

19 Balance sheet Appendix B September 30, 2021 December 31, 2020 In millions Cash, cash equivalents and restricted cash 456.4$ 598.7$ Receivables, net 1,367.0 1,412.5 Inventories 1,689.6 1,642.1 Other current assets 247.1 226.5 Total current assets 3,760.1 3,879.8 Property, plant and equipment, net 1,509.0 1,601.6 Goodwill 8,604.7 8,485.2 Other intangible assets, net 3,779.8 3,869.2 Other noncurrent assets 698.3 618.7 Total assets 18,351.9$ 18,454.5$ Current liabilities 2,811.6$ 3,226.3$ Long-term debt 4,067.2 3,792.2 Long-term liabilities - other 1,281.9 1,283.3 Total liabilities 8,160.7 8,301.8 Shareholders' equity 10,156.6 10,122.3 Noncontrolling interest 34.6 30.4 Total shareholders' equity 10,191.2 10,152.7 Total Liabilities and Shareholders' Equity 18,351.9$ 18,454.5$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

20 Appendix C Cash flow 2021 2020 In millions Operating activities Net income 371.7$ 325.5$ Non-cash expense 373.7 303.0 Receivables 34.9 245.2 Inventories (32.3) 7.8 Accounts Payable 41.1 (203.4) Other assets and liabilities (29.8) (220.0) Net cash provided by operating activities 759.3 458.1 Net cash used for investing activities (475.3) (119.9) Net cash used for financing activities (433.3) (360.8) Effect of changes in currency exchange rates 7.0 (22.3) Decrease in cash (142.3) (44.9) Cash and cash equivalents, beginning of period 598.7 604.2 Cash, cash equivalents and restricted cash, end of period 456.4$ 559.3$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30,

Appendix D
(1 of 2)

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,906.9	$ 602.3	$ (385.3)	$ 217.0	$ (41.7)	$ (43.5)	$ 131.8	$ (1.2)	$ 130.6	$ 0.69
Restructuring & Transaction costs	-	23.2	11.9	35.1	-	(8.7)	26.4	-	$ 26.4	$ 0.14
Non-cash Amortization expense	-	-	72.5	72.5	-	(18.0)	54.5	-	54.5	$ 0.29
Foreign Exchange Loss	-	-	-	-	3.5	(0.9)	2.6	-	2.6	$ 0.02
Adjusted Results	$ 1,906.9	$ 625.5	$ (300.9)	$ 324.6	$ (38.2)	$ (71.1)	$ 215.3	$ (1.2)	$ 214.1	$ 1.14
Fully Diluted Shares Outstanding										188.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Third Quarter Year-to-Date 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,749.4	$ 1,716.6	$ (1,104.7)	$ 611.9	$ (109.7)	$ (130.5)	$ 371.7	$ (3.9)	$ 367.8	$ 1.95
Restructuring & Transaction costs	-	48.4	31.8	80.2	-	(19.4)	60.8	-	$ 60.8	$ 0.32
Non-cash Amortization expense	-	-	214.7	214.7	-	(55.8)	158.9	-	158.9	$ 0.84
Foreign Exchange Gain	-	-	-	-	(7.4)	2.0	(5.4)	-	(5.4)	$ (0.03)
Adjusted Results	$ 5,749.4	$ 1,765.0	$ (858.2)	$ 906.8	$ (117.1)	$ (203.7)	$ 586.0	$ (3.9)	$ 582.1	$ 3.08
Fully Diluted Shares Outstanding										188.6

21

Appendix D
(2 of 2)

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2020 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,865.1	$ 566.2	$ (359.5)	$ 206.7	$ (31.3)	$ (46.9)	$ 128.5	$ (0.4)	$ 128.1	$ 0.67
Restructuring & Transaction costs	-	4.7	11.7	16.4	-	(4.4)	12.0	-	12.0	$ 0.06
Non-cash Amortization expense	-	-	70.3	70.3	-	(18.8)	51.5	-	51.5	$ 0.27
Foreign Currency and Interest Gain	-	-	-	-	(12.8)	3.4	(9.4)	-	(9.4)	$ (0.05)
Adjusted Results	$ 1,865.1	$ 570.9	$ (277.5)	$ 293.4	$ (44.1)	$ (66.7)	$ 182.6	$ (0.4)	$ 182.2	$ 0.95
Fully Diluted Shares Outstanding										190.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2020 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,532.4	$ 1,631.6	$ (1,048.2)	$ 583.4	$ (144.5)	$ (113.4)	$ 325.5	$ 1.0	$ 326.5	$ 1.71
Restructuring & Transaction costs	-	23.3	40.6	63.9	-	(16.4)	47.5	-	47.5	$ 0.25
Non-cash Amortization expense	-	-	211.6	211.6	-	(54.4)	157.2	-	157.2	$ 0.82
Foreign Exchange Loss	-	-	-	-	7.7	(1.9)	5.8	-	5.8	$ 0.03
Adjusted Results	$ 5,532.4	$ 1,654.9	$ (796.0)	$ 858.9	$ (136.8)	$ (186.1)	$ 536.0	$ 1.0	$ 537.0	$ 2.81
Fully Diluted Shares Outstanding										190.6

Wabtec CORPORATION

22

Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2021 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$217.0		$0.5		$120.9		$338.4		$35.1		$373.5

Wabtec Corporation
2021 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$611.9		$25.0		$364.0		$1,000.9		$80.2		$1,081.1

Wabtec Corporation
2020 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$206.7		$14.3		$116.4		$337.4		$16.4		$353.8

Wabtec Corporation
2020 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$583.4		$5.8		$347.2		$936.4		$63.9		$1,000.3

Wabtec CORPORATION

23

24 Sales by product line Appendix F In millions 2021 2020 Freight Segment Equipment 335.2$ 355.3$ Components 222.1 208.2 Digital Electronics 155.2 161.0 Services 582.5 512.8 Total Freight Segment 1,295.0 1,237.3 Transit Segment Original Equipment Manufacturer 286.9$ 303.1$ Aftermarket 325.0 324.7 Total Transit Segment 611.9 627.8 In millions 2021 2020 Freight Segment Equipment 924.8$ 1,098.2$ Components 648.9 624.1 Digital Electronics 473.5 500.1 Services 1,767.0 1,520.6 Total Freight Segment 3,814.2 3,743.0 Transit Segment Original Equipment Manufacturer 894.1$ 817.4$ Aftermarket 1,041.1 972.0 Total Transit Segment 1,935.2 1,789.4 Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

25 Segment reconciliation Appendix G In millions 2021 2020 2021 2020 Freight Segment Reported Income from Operations 195.2$ 160.2$ 510.2$ 463.4$ Freight Segment Reported Margin 15.1% 12.9% 13.4% 12.4% Restructuring & Transaction costs 3.4 8.8 17.0 43.5 Non-cash Amortization expense 67.6 65.2 199.8 196.8 Freight Segment Adjusted Income from Operations 266.2$ 234.2$ 727.0$ 703.7$ Freight Segment Adjusted Margin 20.6% 18.9% 19.1% 18.8% Transit Segment Reported Income from Operations 43.9$ 64.1$ 159.3$ 172.9$ Transit Segment Reported Margin 7.2% 10.2% 8.2% 9.7% Restructuring & Transaction costs 27.7 5.9 54.4 13.3 Non-cash Amortization expense 4.9 5.1 14.9 14.8 Transit Segment Adjusted Income from Operations 76.5$ 75.1$ 228.6$ 201.0$ Transit Segment Adjusted Margin 12.5% 12.0% 11.8% 11.2% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30,